Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Scudder Capital Growth Fund, a series of Investment Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



December 2, 2005                      /s/Vincent J. Esposito
                                      ------------------------
                                      Vincent J. Esposito
                                      President
                                      Scudder Capital Growth Fund, a series of
                                      Investment Trust

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Capital Growth Fund, a series of Investment Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



December 2, 2005                        /s/ Paul Schubert
                                        ---------------------
                                        Paul Schubert
                                        Chief Financial Officer and Treasurer
                                        Scudder Capital Growth Fund, a series of
                                        Investment Trust